THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATE AND JUNIOR IN ALL RESPECTS TO ANY AND ALL INDEBTEDNESS, OBLIGATIONS AND LIABILITIES OF THE MAKER HEREOF TO SOUTHEAST BANK, N.A., AND BANK OF OKLAHOMA, NATIONAL ASSOCIATION IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT, DATED AS OF OCTOBER 1, 1990 (THE "SUBORDINATION AGREEMENT"), FROM THE MAKER AND THE HOLDER IN FAVOR OF SOUTHEAST BANK, N.A., BANK OF OKLAHOMA, NATIONAL ASSOCIATION AND SOUTHEAST BANK, N.A., AS AGENT (COLLECTIVELY, THE "SENIOR CREDITORS"), TO WHICH REFERENCE IS HEREBY MADE FOR A MORE FULL STATEMENT THEREOF.


                                 PROMISSORY NOTE

Dated as of October 1, 1990        $500,000.00         Tulsa, Oklahoma


FOR VALUE RECEIVED, the undersigned, WJA Realty Limited Partnership, a Massachusetts Limited Partnership ("Maker"), promises to pay to the order of Wheeler-Phoenix, Inc., an Oklahoma Corporation (hereafter, together with any holder hereof, called "Holder"), at the office of the Holder, c/o Roger M. Wheeler, Jr., at 2021 South Lewis, Suite 675, Tulsa, Oklahoma 74104, or at such other place as the Holder may designate and notify the undersigned, in lawful money of the United States, and in immediately available funds, the principal sum of FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($500,000.00), together with interest on the principal balance outstanding hereunder (computed on the basis of a 360 day year) from the date hereof until paid in full at the rate of thirteen percent (13%) per annum.

Accrued interest shall be payable hereunder quarterly beginning December 31, 1990. Principal on this note shall be due July 31, 1992.

Overdue principal (and interest to the extent permitted by law) shall bear interest at the rate of one and one-half percent (1.5%) per month in excess of the interest rate otherwise in effect hereunder until paid, and shall be payable on demand.

Maker acknowledges that this Promissory Note is secured pursuant to the terms of the following instruments (the "Security Documents" which are incorporated by reference herein:

     (b)   Assignment of Pari-Mutuel Permits by Maker to Holder;

     (c)   Assignment of Beneficial Interest in Land Trust by Maker to Holder.

Maker may, at its option, voluntarily prepay the indebtedness evidenced by this Note, either in whole or in part, at any time without penalty, with interest thereon to the date of prepayment.

If (1) Maker fails to pay any installment of principal and interest that is due and payable within ten (10) days after written notice and demand to the Maker;
(2) Maker neglects to comply with any of the terms or provisions hereof; (3) Maker executes or makes an assignment for the benefit of its creditors and/or a receiver or trustee is appointed for its creditors or the Maker is unable generally to pay its debts as they become due; (4) any petition for and/or any order for relief is filed and/or entered against Maker under Title 11, United States Code, and Maker by any act indicates its approval thereof, consent thereto, or acquiescence therein, or any such order for relief remains in effect unstayed for more than sixty (60) days; (5) Maker commences any proceedings relating to Maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation statutes of any jurisdiction or under Title 11, United States Code, whether now or hereafter in effect; (6) there is a seizure and sale, or post judgment attachment or post judgment garnishment or other post judgment judicial process upon all or a substantial part of the property of Maker; or (7) a default occurs as is defined in the Security Documents and such default is not either waived, or cured within the period of time permitted for such cure by such Security Documents, then the Holder upon the occurrence of any such event, may at the option of the Holder, declare any or all of the indebtedness evidenced by this Note to be immediately due and payable, and the Holders shall be entitled to exercise any and all rights and remedies that the Holders has against Maker, including foreclosure under the Security Documents.

In case this Note should be placed in the hands of an attorney for collection, compromise or other action, Maker agrees to pay the fees of the attorney who may be employed for that purpose. Where permitted by law, Maker shall also pay all court costs and disbursements incurred by the holder hereof when it is referred for collection.

Maker hereby waives presentment for payment, demand, notice of nonpayment, protest, and notice of protest, and agrees that the time of payment hereof may be extended from time to time, one or more times without notice of such extension or extensions and without previous consent. No delay on the part of the Holder in exercising any rights hereunder shall operate as a waiver of such rights, nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise of any power or right hereunder.

This Note has been executed and delivered in, and its terms and conditions are to be governed and construed by, the internal laws of the State of Oklahoma.

This Note shall be binding upon the successors and assigns of Maker.

Any provision of this Note to the contrary notwithstanding:

     1. This Note is executed and delivered to the Holder by the Maker subject to the terms and provisions of the Subordination Agreement, and by its acceptance of this Note Holder hereby expressly acknowledges that its rights to receive payment of this Note and to collect and enforce collection of this Note, and to foreclose upon, liquidate or otherwise pursue or realize upon any collateral given as security for this Note, are expressly subject to and limited by the terms and provisions of the Subordination Agreement.

     2. Without limiting the generality of the provisions of clause 1 above, if, as of the date any payment is due on or with respect to this Note, after giving effect to any such payment, any Default or Event of Default (as such terms are defined in the Subordination Agreement) shall have occurred and would be continuing, such payment shall not be permitted to be made, and if, as of any principal payment date hereunder, the Maker is indebted to the Senior Creditors, or any of them, maker shall not pay any such principal payment then due under this Note until any and all indebtedness of the Maker to the Senior Creditors, and each of them, shall have been paid in full, and any commitments of the Senior Creditors, and each of them, to extend further credit to the Maker shall have been terminated in full.

Anything herein to the contrary notwithstanding, the obligations of the Maker under this Note shall be subject to the limitation that payments of interest to the Holder shall not be required to the extent that receipt of any such payment by the Holder would be contrary to provisions of law applicable to the Holder (if any) which limit the maximum rate of interest which may be charged or collected by the Holder; PROVIDED, HOWEVER, that nothing herein shall be construed to limit the Holder to presently existing maximum rates of interest, if an increased interest rate is hereafter permitted by reason of applicable federal or state legislation. In the event that the Maker makes any payment of interest, fees, or other charges, however denominated, pursuant to this Note, which payment results in the interest paid to the Holder to exceed the maximum rate of interest permitted by applicable law, any excess over such maximum shall be applied in reduction of the principal balance owed to the Holder as of the date of such payment, or if such excess exceeds the amount of principal owed to the Holder as of the date of such payment, the difference shall be paid by the Holder to the Maker.

This Note and the obligations, agreements and undertakings of the Maker under this Note are the obligations, agreements and undertakings of the Maker as a partnership, and shall bind and be effective as against all of the assets of the Maker, and no recourse shall be had against the other assets of each of the partners of the Maker for the payment of the indebtedness of the Maker under this Note; PROVIDED, HOWEVER, the general partners of the Maker shall be fully liable to the Holder for their own gross negligence and/or willful misconduct in performing or observing, or failing to perform or observe, or causing the Borrower to, or to fail to, perform or observe, any of the covenants, terms or conditions of this Note.

THE BORROWER HEREBY, AND THE LENDER BY ITS ACCEPTANCE OF THIS NOTE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR SAID AMENDED AND RESTATED CREDIT AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THE FIRST AMENDMENT AND AMENDING SAID AMENDED AND RESTATED CREDIT AGREEMENT AND MAKING THE LOANS EVIDENCED BY THIS NOTE.

IN WITNESS WHEREOF, the Maker has caused this Note to be dated for convenience as of the date first above written, but has in fact executed this Note this 5th day of October, 1990.

                              WJA REALTY LIMITED PARTNERSHIP, a
                              Massachusetts limited partnership

                              By:    /s/ Roger M. Wheeler, Jr.
                                   ---------------------------------
                                   Roger M. Wheeler, Jr.
                                   General Partner

STATE OF OKLAHOMA        )
                         )ss:
COUNTY OF TULSA          )

     Sworn to and subscribed before me this 5th day of October, 1990.

                    /s/ Susan D. Spencer
               -------------------------------------------
               Notary Public, State of Oklahoma

          My Commission Expires:        March 28, 1994
                                   -----------------------



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